April 29, 2021

FORWARD-LOOKING STATEMENTS This presentation contains certain statements related to future results, our intentions, beliefs and expectations or predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. These risks and uncertainties include, but are not limited to, the impact of the continuing financial and operational uncertainty due to the COVID-19 pandemic, including its impact on the overall economy, our sales, customers, operations, team members and suppliers. Further information concerning the Company and its business, including factors that potentially could materially affect the Company’s financial results, is contained in the Company’s filings with the Securities and Exchange Commission. This presentation includes market and industry data, forecasts and valuations that have been obtained from independent consultant reports, publicly available information, various industry publications and other published industry sources. Although we believe these sources are reliable, we have not independently verified the information and cannot make any representation as to the accuracy or completeness of such information. We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this presentation or to reflect any change in our expectations after the date of this presentation or any change in events, conditions or circumstances on which any statement is based. Use of Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. These measures, the purposes for which management uses them, why management believes they are useful to investors, and a reconciliation to the most directly comparable GAAP financial measures can be found in the Appendix of this presentation. All references to profit measures and earnings per share on a comparable basis exclude items that affect comparability. 2Q3 2021 Earnings Presentation

PATRICK INDUSTRIES AT A GLANCE (NASDAQ: PATK)

Key Component Manufacturer and Supplier to RV, Marine, Manufactured Housing and Industrial Markets

KEY FACTS

Headquartered	Elkhart, Indiana
Market-cap[1]	$1.9B
Acquisitions Since 2010	60
Current States Presence	23
Employees	~11,000

Q3 2021 RESULTS

Revenue	$1.1B
Net Income	$57.4M
Diluted EPS	$2.45
Operating Cash Flows	$68.7M

[1] As of 10/25/2021

VALUE PROPOSITION

- **Experienced management team** with an average of 27+ years of industry experience
- **Leading market position in major product categories**
- **Deep customer relationships** with 30+ years for top customers, including key design partners
- **Strong Free Cash Flow (FCF) generation & FCF conversion**
- **Favorable demographic trends** supporting growth across multiple end markets
- **Diversified end market exposure** with favorable secular trends

LEADING AND DIVERSIFIED MARKET PLATFORM

Leisure Lifestyle		*Housing & Industrial*	
RV	***Marine***	***MH***	***Industrial***
Travel Trailer, Fifth Wheel, Folding Trailer, Class A, B, C	*Pontoon, Fiberglass, Ski & Wake, Aluminum*	*Manufactured and Modular Housing, Modular Structure*	*Resid. Housing, Comm'l Fixtures, Institutional Furniture*
60%	*16%*	*13%*	*11%*

% Net Sales (Q3 2021)

MANUFACTURE AND DISTRIBUTE QUALITY PRODUCTS THAT AIM TO EXCEED CUSTOMER EXPECTATIONS

PATRICK

Q3 2021 Earnings Presentation 3

1 Growth in Total Revenue of +51% Y/Y • RV / Marine driven by outdoor recreation trends, strong execution of nimble platform against very lean dealer inventory and need for channel inventory replenishment • Industrial and MH driven by housing demand, low interest rates and shift from urban to suburban 2 Operating Margin Expansion of +30bps Y/Y • Efficient and flexible platform that leverages fixed costs • Automation and technology initiatives to help alleviate persisting commodity and labor pressures • Strong execution and partnership with customers 3 Investments to Increase Scale, Breadth and Market Penetration • Acquisition of Coyote Manufacturing and Tumacs Covers, expanding Leisure Lifestyle footprint • Increases in Capex to expand capacity, efficiency and automation 4 Continued Progress on ESG Initiatives • Ensuring well-being, health and safety of team members • Human Capital Management: Investments to attract, develop and retain top talent • Waste minimization and environmental initiatives Q3 2021 - QUARTERLY HIGHLIGHTS 4 STRONG EXECUTION AS REVENUE TRENDS CONTINUE Q3 2021 Earnings Presentation

$60 $93 Q3 2020 Q3 2021 $701 $1,060 Q3 2020 Q3 2021 NET SALES OPERATING INCOME & MARGIN DILUTED EPS CASH FLOW FROM OPERATIONS Q3 2021 FINANCIAL PERFORMANCE 9.3% ($ millions except per share data) 5Q3 2021 Earnings Presentation 8.5% 8.8% • 51% increase in Net Sales driven by increased demand in each of our four end markets • Gross margin improved through leveraging fixed costs through our team's operations and efficiencies in production • Operational performance supported by proactive securement of inventory for OEMs • Invested $18 million in capital expenditures to support information technology and production and capacity initiatives $1.62 $2.45 Q3 2020 Q3 2021 $73 $69 Q3 2020 Q3 2021

• Content per Unit – increased 19% to $3,735 ($ millions ) MARINE INDUSTRIAL PERFORMANCE BY MARKET SECTORS Leisure Lifestyle1 Housing and Industrial1 MH • Content per Unit – increased 66% to an estimated $3,166 • Content growth driven by market share gains, aftermarket growth and acquisitions • Content per Unit – increased 10% to an estimated $4,961 • New Housing Starts in Q3 increased 9% • 70% of revenues tied to new housing starts; our products go into new homes 4-6 months after new housing starts 1 All metrics compared to 3rd Quarter 2020 unless otherwise noted 60% of Q3’21 Sales 6Q3 2021 Earnings Presentation RV +50% $421 $633 Q3 2020 Q3 2021 +85% $94 $173 Q3 2020 Q3 2021 +25% $108 $135 Q3 2020 Q3 2021 +52% $78 $119 Q3 2020 Q3 2021 16% of Q3’21 Sales 13% of Q3’21 Sales 11% of Q3’21 Sales

MARKET SECTOR TRENDS

Retail Depletion in Q3 2021


RV[1]
MARINE[1]
152,000
155,000
35,000
50,000
Wholesale
Retail
Wholesale
Retail

RV: Retail channel depletion continues

MARINE: ~15K estimated units depleted from retail channel

	RV	MARINE	MH	INDUSTRIAL
Industry Trends	• New buyer traffic and activity remain strong • Dealer inventories at low levels with retail units outpacing wholesale units • Substantial OEM backlogs • Persistent strength in retail demand coupled with depleted channel inventories will push out restocking cycle • Expect double-digit growth for 2021 wholesale	• New buyer traffic and activity remain strong • Dealer inventories at low levels with retail units outpacing wholesale units • Increasing OEM backlogs • Expect channel replenishment well into 2022	• OEM production rates recovering from pressures in labor and input constraints • Demographic trends continue to support strong demand patterns for quality, affordable homes • Increasing OEM backlogs	• Demand from big box retail continues as homeowners continue to spend on home upgrades and DIY projects • Limited inventory and low interest rates fueling demand for residential construction • Growth in single and multi-family housing starts
COVID-19 Impact	• Lifestyle changes of families looking to experience campgrounds and powerboat activities with friends and family continues to fuel demand		• Urban-to-less-dense movement demand • Demographics, low inventories and price points	• Urban to suburban and rural relocation and vacation home demand • Low inventories and low interest rates

[1] Company estimates

PATRICK
Q3 2021 Earnings Presentation 7

BALANCE SHEET, CASH FLOW AND LIQUIDITY 1 As of 9/26/21; 2 As defined by credit agreement NET LEVERAGE2 ($ millions) Total Debt Outstanding $ 1,106.0 Less: Cash on Hand1 (52.0) Net Debt $ 1,054.0 LTM Adj. EBITDA $ 480.1 Net Debt to Adj. EBITDA 2.2x LIQUIDITY ($ millions) Total Revolver Credit Capacity $ 550.0 Less: Total Revolver Used (including outstanding letters of credit) (140.7) Unused Credit Capacity $ 409.3 Add: Cash on Hand 44.9 Total Available Liquidity $ 454.2 DEBT STRUCTURE AND MATURITIES1 • $550M Senior Secured Revolver, due April 2026 • $150M Term Loan ($148M o/s), pre-determined quarterly installments; balance due @ April 2026 • $172.5M 1% Convertible Senior Notes, due February 2023 • $300M 7.5% Senior Notes, due October 2027 • $350M 4.75% Senior Notes, due April 2029 COVENANTS AND RATIOS1 • Consolidated Net Leverage Ratio – 2.2x • Consolidated Secured Net Leverage Ratio – 0.48x versus 2.75x maximum • Consolidated Fixed Charge Coverage Ratio – 6.84x vs. minimum 1.50x LIQUIDITY1 • Available liquidity, including cash on hand - $454.2M STRONG BALANCE SHEET TO SUPPORT INVESTMENTS AND PURSUE ATTRACTIVE GROWTH OPPORTUNITIES 8Q3 2021 Earnings Presentation

STRATEGIC ACQUISITIONS Execute on strategic acquisitions in primary markets INNOVATION New product development and product line extensions INDUSTRY GROWTH BUSINESS MODEL Flexible, high variable cost business model to drive operational efficiency and navigate through all economic conditions MARKET POSITION COMPELLING INVESTMENT THESIS CREATING LONG-TERM SHAREHOLDER VALUE 9Q3 2021 Earnings Presentation Market leader in our primary product lines; Market presence propels us to cross-pollinate sales across customers and end markets Long-term secular growth across all end markets & favorable demographics

Appendix

($ in millions) LTM 9/26/2021 Net Income $ 201.7 +Depreciation & Amortization 96.6 + Interest Expense, net 52.4 + Income Taxes 65.1 EBITDA $ 415.8 + Stock Compensation Expense 22.1 + Acquisition proforma, transaction-related expenses & other 42.2 Adjusted EBITDA $ 480.1 NON-GAAP RECONCILIATIONS Use of Non-GAAP Financial Information * As defined by credit agreement which includes debt and cash balances two days following quarter end -Earnings before interest, taxes, depreciation and amortization (“EBITDA”), Adjusted EBITDA, and Net Debt to Adjusted EBITDA are non-GAAP financial measures. In addition to reporting financial results in accordance with accounting principles generally accepted in the United States, we provide non-GAAP operating results adjusted for certain items and other one-time items. -We adjust for the items listed above in all periods presented, unless the impact is clearly immaterial to our financial statements. -We utilize the adjusted results to review our ongoing operations without the effect of these adjustments and for comparison to budgeted operating results. We believe the adjusted results are useful to investors because they help them compare our results to previous periods and provide important insights into underlying trends in the business and how management oversees our business operations on a day-to-day basis. RECONCILIATION OF NET INCOME TO EBITDA TO LTM ADJUSTED EBITDA RECONCILIATION OF NET LEVERAGE* 11Q3 2021 Earnings Presentation ($ in millions) Total debt outstanding @ 9/26/2021 $ 1,106.0 Less: cash on hand @ 9/26/2021 (44.9) Less: incremental cash on hand @ 9/28/2021 (7.1) Net debt @ 9/28/2021 $ 1,054.0 Adjusted EBITDA $ 480.1 Net debt to Adjusted EBITDA 2.2x